Exhibit 10.1

UNDERWRITING AGREEMENT

Dated as of June 10, 2005

MDC Partners Inc.

45 Hazelton Avenue

Toronto, Ontario

M5R 2E3

Attention:	Mr. Steven Berns Vice Chairman and Executive Vice President

Dear Sirs:

"[__________]", "[__________]", "[__________]" and "[__________]" (collectively the "Underwriters" and individually an "Underwriter") understand that MDC Partners Inc. (hereinafter referred to as the "Company") proposes to authorize, create, issue and sell $40,000,000 principal amount of subordinated convertible debentures of the Company in denominations of $1,000 each (the "Primary Convertible Debentures") and, at the election of the Underwriters, up to an additional $10,000,000 principal amount of subordinated convertible debentures of the Company in denominations of $1,000 each (the Convertible Debentures in respect of which such option is exercised are called the "Optional Convertible Debentures"). The Primary Convertible Debentures and the Optional Convertible Debentures, each as further described are referred to collectively herein as the "Convertible Debentures". The Convertible Debentures shall have the attributes substantially as outlined in the term sheet annexed as Schedule "A" hereto and as described in the Prospectus (as hereinafter defined).

The Underwriters understand that the Company is prepared to (i) authorize, create, issue and sell the Convertible Debentures and (ii) file a preliminary short form prospectus as soon as reasonably possible and a (final) short form prospectus will be filed by the Company in accordance with the procedures established by National Policy 43-201 of the Canadian Securities Administrators as soon as reasonably possible thereafter to qualify the Convertible Debentures for distribution in the Qualifying Provinces (as hereinafter defined). All dollar amounts referred to herein are in Canadian dollars unless indicated otherwise.

The Convertible Debentures will be issued pursuant to a trust indenture (the "Trust Indenture") to be dated on or prior to the Closing Date to be entered into between the Company and Computershare Trust Company of Canada as trustee (the "Trustee"). The Trust Indenture and the Convertible Debentures will provide that the Convertible Debentures will be convertible into the Class A Subordinate Voting Shares in the capital of the Company (the "Common Shares"). The Convertible Debentures will be convertible initially at a conversion rate of 71.4286 Common Shares per $1,000 principal amount of the Convertible Debentures. Additionally, the Company will have the option in certain circumstances and subject to certain conditions to (i) satisfy the amount to be paid upon redemption or repurchase of the Convertible Debentures by issuing Common Shares and (ii) satisfy the amount to be paid upon maturity of the Convertible Debentures by issuing Common Shares. In all such circumstances (including the conversion of the Convertible Debentures) the Common Shares to be issued by the Company shall be referred to herein as the "Underlying Shares".

Holders of Convertible Debentures will be entitled to the benefits of a resale registration rights agreement (the "Registration Rights Agreement") between the Company and the Underwriters dated the Closing Date. In accordance with the Registration Rights Agreement, pursuant to which the Company will agree to file with the SEC (as hereinafter defined) a resale registration statement under the U.S. Securities Act (as hereinafter defined) (the "Registration Statement") covering the resale of the Convertible Debentures and the Underlying Shares, and to use its reasonable best efforts to cause the Registration Statement to be declared effective.

The Company, as and to the extent indicated above, hereby grants to the Underwriters the right to purchase at their election up to an additional $10,000,000 principal amount of Optional Convertible Debentures for the purpose of covering over-allotments in the sale of the Primary Convertible Debentures. Any such election to purchase Optional Convertible Debentures may be exercised only by written notice from "[__________]"., on behalf of the Underwriters, to the Company at any time up to 24 hours prior to the Closing Date and setting forth the aggregate number of Optional Convertible Debentures to be purchased at the Closing Time.

On the basis of the representations, warranties, covenants and agreements contained herein, but subject to the due authorization, creation and issue of the Convertible Debentures and the other terms and conditions herein set forth, (i) the Company agrees to sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Company the respective percentage of the Primary Convertible Debentures set forth opposite the respective names of the Underwriters in paragraph 17, at an aggregate purchase price of $40,000,000, and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Convertible Debentures (the "Over-allotment Option") as provided herein, the Company agrees to sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Company the percentage set forth opposite the name of such Underwriter in paragraph 17 of the number of Optional Convertible Debentures as to which election shall have been exercised at par for the Optional Convertible Debentures.

In this agreement:

(a)	"1934 Act" means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations made thereunder;
(b)	"AIF" means the Annual Information Form of the Company on Form 10-K for the fiscal year ended December 31, 2004;
(c)	"Business Day" means a day which is not a Saturday, a Sunday or a statutory or civic holiday in the City of Toronto;
(d)

"Canadian Securities Laws" means all applicable securities laws in each of the Qualifying Provinces and the respective rules or regulations made thereunder together with applicable published policy statements of the securities regulatory authorities in such provinces;

(e)	"CDS" means The Canadian Depositary for Securities Limited;
(f)	"Closing" means the completion of the issue and sale by the Company of the Convertible Debentures and the purchase by the Underwriters of the Convertible Debentures pursuant to this agreement;
(g)	"Closing Date" means June 28, 2005 or such later date as the Company and the Underwriters may agree upon in writing, provided that in no event shall the Closing Date be later than July 28, 2005;
(h)	"Closing Time" means 8:30 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Company and the Underwriters may agree;
(i)	"Common Shares" means the Class A Subordinate Voting Shares in the capital of the Company;
(j)	"Company" has the meaning ascribed thereto in the first paragraph of this agreement;

(k)	"Condition of the Company" has the meaning ascribed thereto in subparagraph 11(ii) of this agreement;
(l)	"Convertible Debentures" has the meaning ascribed thereto in the first paragraph of this agreement;
(m)	"Distribution" means "distribution" of the Convertible Debentures or "distribution to the public" of the Convertible Debentures as those terms are defined in applicable securities legislation;
(n)	"Exchanges" mean the Toronto Stock Exchange and the NASDAQ Stock Market;
(o)	"Final Prospectus" has the meaning ascribed thereto in subparagraph 1(c) of this agreement;
(p)

"Financial Information" means, collectively (1) the audited consolidated comparative financial statements of the Company for the year ended December 31, 2004, the notes thereto and the auditors' report thereon included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated by reference in the Prospectus, (2) "Management's Discussion and Analysis of Financial Condition and Results of Operation" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and incorporated by reference in the Prospectus, (3) the unaudited interim comparative consolidated financial statements for the quarterly period ended March 31, 2005 on Form 10-Q dated May 10, 2005, incorporated by reference in the Prospectus (4) "Management's Discussion and Analysis of Financial Condition and Results of Operation" for the quarterly period ended March 31, 2005, incorporated by reference in the Prospectus, (5) the Business Acquisition Report dated May 10, 2005 consisting of Form 8-K dated April 1, 2005, a Form 8-KA dated May 10, 2005 including, among other matters, (a) the audited consolidated financial statements of each of Zyman Group, LLC and Zyman Company, Inc., the notes thereto and the auditors' reports thereon and (b) the unaudited pro forma consolidated financial statements of the Company for the year ended December 31, 2004 and the compilation report of KPMG LLP, all of which are incorporated by reference in the Prospectus, (6) the unaudited interim comparative consolidated financial statements of Zyman Group, LLC for the quarterly period ended March 31, 2005, (7) the unaudited pro forma consolidated financial statements of the Company for the three month period ended March 31, 2005 and the compilation report of KPMG LLP and (8) any other financial statements incorporated or deemed to be incorporated by reference in the Prospectus;

(q)

"Intellectual Property" means all trade or brand names, business names, trade marks, service marks, copyrights, patents, industrial designs, trade secrets, know-how, computer software, inventions, designs and other industrial or intellectual property used to conduct the Company's business;

(r)

"material adverse effect on the Company" means any effect, event, change or circumstance which is material and adverse to the business, assets, liabilities, financial condition, results of operations or prospects of the Company and its subsidiaries determined on a consolidated basis;

(s)	"Material Subsidiaries" means Accent Marketing Services, LLC, Colle & McVoy, Inc. Crispin Porter & Bogusky, LLC, Zyman Group, LLC, Zyman Company, Inc. and kirshenbaum bond & partners, LLC;
(t)	"misrepresentation", "material fact" and "material change" have the respective meanings ascribed thereto in the Securities Act (Ontario);
(u)	"Optional Convertible Debentures" has the meaning ascribed thereto in the first paragraph of this agreement;
(v)	"Over-allotment Option" has the meaning ascribed thereto in the sixth paragraph of this agreement;
(w)	"Preliminary Prospectus" has the meaning ascribed thereto in subparagraph 1(b) of this agreement;
(x)	"Primary Convertible Debentures" has the meaning ascribed thereto in the first paragraph of this agreement;
(y)	"Prospectus" means collectively the Preliminary Prospectus and the Final Prospectus;
(z)	"Qualifying Provinces" means all the provinces of Canada, except the province of Quebec;
(aa)	"Registration Rights Agreement" has the meaning ascribed thereto in the fourth paragraph of this agreement;
(bb)	"Regulation S" has the meaning ascribed thereto in Schedule B of this agreement;
(cc)	"Rule 144A" has the meaning ascribed thereto in Schedule B of this agreement;
(dd)	"SEC" has the meaning ascribed thereto in Schedule B of this agreement;
(ee)

"Selling Firms" means the Underwriters together with such other investment dealers and brokers through which the Underwriters may sell Convertible Debentures to the public under the terms of this agreement;

(ff)

"subsidiaries" means the entities listed in the Prospectus under the heading "MDC Partners Inc." and in Exhibit No. 21.1 (Subsidiaries of Registrant) attached to the Company's AIF and also includes any subsidiaries of the Company within the meaning ascribed thereto under the Canada Business Corporations Act;

(gg)	"Supplementary Material" has the meaning ascribed thereto in subparagraph 2(c);

(hh)	"this agreement" means the agreement resulting from the acceptance by the Company of the offer made by the Underwriters by this letter;
(ii)	"Trustee" has the meaning ascribed thereto in the third paragraph of this agreement;
(jj)	"Trust Indenture" has the meaning ascribed thereto in the third paragraph of this agreement;
(kk)	"Underwriters" has the meaning ascribed thereto in the first paragraph of this agreement;
(ll)	"Underlying Shares" has the meaning ascribed thereto in the third paragraph of this agreement;
(mm)	"United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;
(nn)	"U.S. Private Placement Memorandum" has the meaning ascribed thereto in subparagraph 2(f) of Schedule B;
(oo)	"U.S. Securities Act" means the United States Securities Act of 1933, as amended and the rules and regulations made thereunder; and
(pp)	"U.S. Securities Laws" means the U.S. Securities Act and the 1934 Act.

TERMS AND CONDITIONS

Covenants of the Company

1.	(a)

The Company will duly and validly authorize, create and issue the Convertible Debentures. The Convertible Debentures will be issued pursuant to the provisions of the Trust Indenture. The Convertible Debentures shall have attributes and characteristics substantially as provided in Schedule "A" hereto and as described in the Prospectus. The Trust Indenture shall contain appropriate provisions for this purpose and shall otherwise be in such form and terms as shall be approved by the Underwriters and their counsel.

(b)

The Company shall prepare, file and obtain a decision document under National Policy No. 43-201 of the Canadian Securities Administrators for, as soon as possible and not later than 5:00 p.m. (Toronto time) on June 10, 2005 under the applicable laws of each of the Qualifying Provinces, a preliminary short form prospectus and other related documents prepared in accordance with National Instrument 44-101 of the Canadian Securities Administrators, in form and substance satisfactory to the Underwriters' counsel acting reasonably, relating to the Distribution of the Convertible Debentures in the Qualifying Provinces by the Selling Firms. The short form prospectus, including information incorporated therein by reference, is herein referred to as the "Preliminary Prospectus".

(c)

The Company shall prepare, file and obtain a decision document under National Policy No. 43-201 of the Canadian Securities Administrators for, as soon as possible after any comments of securities regulatory authorities have been satisfied, and in any event not later than 5:00 p.m. (Toronto time) on June 20, 2005, under the applicable securities legislation of each of the Qualifying Provinces, a (final) short form prospectus and other related documents prepared in accordance with National Instrument 44-101 of the Canadian Securities Administrators, in form and substance satisfactory to the Underwriters' counsel acting reasonably, relating to the Distribution of the Convertible Debentures in the Qualifying Provinces, and shall have taken all other steps and proceedings that may be necessary in order to qualify the Convertible Debentures for Distribution in the Qualifying Provinces by the Selling Firms. The (final) short form prospectus, including information incorporated therein by reference, is herein referred to as the "Final Prospectus".

(d)

The Company shall prepare and make available to the United States affiliates of the Underwriters a U.S. Private Placement Memorandum, which will permit the United States affiliates of the Underwriters to distribute Convertible Debentures to U.S. qualified institutional buyers, as defined in Rule 144A, on a basis which is exempt from the registration requirements of applicable United States securities laws.

(e)

Prior to the filing of the Final Prospectus, the Company shall co-operate in all respects with the Underwriters to allow them to participate fully in the preparation of the documentation required for the offering and sale of the Convertible Debentures and the Company shall allow the Underwriters to conduct all "due diligence" investigations which they may reasonably require to fulfill their respective obligations pursuant to this agreement and to enable the Underwriters to responsibly execute any certificate required from them in such documentation. The Company shall furnish to the Underwriters all the information relating to the Company and its business and affairs, as required for the preparation of the Preliminary Prospectus and the Final Prospectus and other documentation to be filed in connection with the offering in order to satisfy disclosure requirements under applicable securities law.

2.	(a)

The Company shall deliver to the Underwriters contemporaneously with or prior to the filing of the Preliminary Prospectus a copy of the Preliminary Prospectus signed as required by Canadian Securities Laws.

	(b)	The Company shall deliver to the Underwriters contemporaneously with or prior to the filing of the Final Prospectus:
		(i)	a copy of the Final Prospectus signed as required by Canadian Securities Laws;
(ii)

a "long-form" comfort letter of its auditors, KPMG LLP, and auditors for Zyman Group, LLC, addressed to the Underwriters and the board of directors of the Company, in form and substance satisfactory to the Underwriters and their counsel, acting reasonably, with respect to the financial and accounting information relating to the Company and its subsidiaries in the Prospectus, which letter shall be in addition to the auditor's comfort letter (if any) addressed to the securities regulatory authorities in the Qualifying Provinces;

(iii)

a "long-form" comfort letter of its predecessor auditors, BDO Dunwoody LLP, addressed to the Underwriters and the board of directors of the Company, in form and substance satisfactory to the Underwriters and their counsel, acting reasonably, with respect to the financial and accounting information relating to the Company and its subsidiaries in the Prospectus not addressed in the comfort letter described in subparagraph 2(b)(ii); and

(iv)

a letter from the Toronto Stock Exchange advising the Company that approval of the conditional listing of the Convertible Debentures and the Underlying Shares has been granted by the Toronto Stock Exchange and any correspondence to and from the NASDAQ Stock Market in respect of the listing of the Underlying Shares on the NASDAQ Stock Market.

(c)

The Company shall also deliver to the Underwriters duly signed copies of all amendments or supplements or any other supplemental documents to the Final Prospectus required to be filed by the Company under Canadian Securities Laws (collectively, the "Supplementary Material") or other document required to be filed under paragraph 3. The Final Prospectus and the Supplementary Material shall be in form and substance satisfactory to the Underwriters and their counsel. Delivery of the Preliminary Prospectus, Final Prospectus, Supplementary Material and U.S. Private Placement Memorandum shall constitute a representation and warranty by the Company to the Underwriters that all information and statements (except information and statements relating solely to the Underwriters) contained in the Preliminary Prospectus, Final Prospectus, Supplementary Material and U.S. Private Placement Memorandum are true and correct at the time of delivery thereof and contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Convertible Debentures. Such delivery shall also constitute the Company's consent to the Underwriters' use of the Preliminary Prospectus, Final Prospectus and Supplementary Material for the offering and sale of the Convertible Debentures in the Qualifying Provinces in compliance with the provisions of this agreement and Canadian Securities Laws. The Company shall deliver to the Underwriters contemporaneously with or prior to the filing of any Supplementary Material comfort letters from KPMG LLP, auditors for Zyman Group, LLC and BDO Dunwoody LLP relating to the Supplementary Material in the form and substance of the comfort letters described in subparagraphs 2(b)(ii) and (iii) of this agreement.

(d)

The Company shall cause commercial copies of the Preliminary Prospectus and the Final Prospectus to be delivered to the Underwriters without charge, in such numbers and in such cities as the Underwriters may reasonably request by oral instructions to the printer of the Prospectus. Such delivery shall be effected as soon as possible and, in any event in the case of the Preliminary Prospectus and Final Prospectus, on or before 10:00 a.m., on the Second Business Day following the issuance of a receipt by the securities regulatory authorities of each of the Qualifying Provinces for the Preliminary Prospectus and Final Prospectus, as the case may be. The Company shall similarly cause to be delivered commercial copies of the Supplementary Material.

(e)

The Company shall make available to the Underwriters promptly after the filing of the Final Prospectus in the Qualifying Provinces, but in any event prior to the Closing Time, a copy of any other document required to be filed by the Company under the laws of each of the Qualifying Provinces in compliance with Canadian Securities Laws applicable therein.

(f)

The Company will not, without the prior written consent of "[__________]", on behalf of the Underwriters, such consent not to be unreasonably withheld, during the period from the date hereof and ending 180 days following the Closing Date,

(i)

offer, pledge, sell, contract to sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer, lend or dispose of directly or indirectly, Convertible Debentures or Common Shares or any securities convertible into or exercisable or exchangeable for Convertible Debentures or Common Shares, or

	(ii)	enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Convertible Debentures or Common Shares or such other securities,

whether any such transaction referred to in (i) or (ii) of this subparagraph 2(f) is to be settled by delivery of Convertible Debentures or Common Shares or such other securities, in cash or otherwise (other than in conjunction with (a) the Convertible Debentures, (b) Common Shares issued under the terms of the Convertible Debentures, (c) issuances of such Common Shares pursuant to the existing share incentive plan of the Company and other existing share compensation arrangements, (d) obligations in respect of existing acquisition agreements or (e) issuances of such Common Shares pursuant to acquisition agreements entered into with arm's length parties, provided such parties agree to be bound by this provision for a period ending 180 days following the Closing Date as if it applied to such parties.

3.	From the date of this agreement until the end of the period of Distribution under the Prospectus, the Company shall promptly notify the Underwriters in writing of:
(i)

any material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital or control of the Company or any of its subsidiaries;

(ii)

any change in any fact contained in the Prospectus or Supplementary Material, or failure to disclose any fact in the Prospectus or Supplementary Material which change or failure to disclose is or may be of such a nature as to render the Prospectus or Supplementary Material misleading or untrue in any material respect or result in a misrepresentation therein; or

(iii)

any change in applicable laws, materially and adversely affecting, or which may materially and adversely affect, the business or the property of the Company, or of any of the Material Subsidiaries, the Common Shares or the Distribution of the Convertible Debentures under the Prospectus.

The Company shall promptly comply with all applicable filing and other requirements under Canadian Securities Laws and U.S. Securities Laws and the rules and by-laws of the Exchanges as a result of such fact or change; provided that the Company shall not file any Supplementary Material or other document without first obtaining from the Underwriters the approval of the Underwriters after consultation with the Underwriters with respect to the form and content thereof. The Company shall in good faith discuss with the Underwriters any fact or change in circumstances (actual, anticipated, contemplated or threatened, financial or otherwise) which is of such a nature that there is reasonable doubt as to whether notice in writing need be given to the Underwriters pursuant to this paragraph 3.

Representations, Warranties and Covenants of the Company

4.

The Company represents and warrants to the Underwriters that (it being understood that any certificate signed by any officer of the Company or any subsidiary and delivered to the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby):

(a)

Each of the Company and its subsidiaries has been duly incorporated or formed and is validly existing under the laws of its jurisdiction of incorporation or formation, as the case may be, has all requisite power and authority and is duly qualified to carry on its business as now conducted and to own its properties and assets and the Company has all requisite power and authority to carry out its obligations under this agreement, the Trust Indenture and the Registration Rights Agreement except where failure to be so qualified would not have a material adverse effect on the Company.

(b)

All of the issued and outstanding securities of the Material Subsidiaries are legally and beneficially owned by the Company free and clear of any material lien, encumbrance or security interest, other than as disclosed in the Prospectus.

(c)

All consents, approvals, permits, authorizations or filings as may be required under Canadian Securities Laws, U.S. Securities Laws and the by-laws, rules and regulations of the Exchanges necessary to the execution and delivery of and the performance by the Company of its obligations under this agreement, the Trust Indenture and the Registration Rights Agreement have been made and will have been obtained by the Closing Time.

(d)

The execution and delivery of this agreement, the Trust Indenture and the Registration Rights Agreement, the performance by the Company of its obligations under this agreement, the Trust Indenture and the Registration Rights Agreement, the issue and sale of the Convertible Debentures hereunder and the Underlying Shares and the consummation of the transactions contemplated in this agreement, the Trust Indenture and the Registration Rights Agreement, do not and will not be in conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), (i) any statute, rule or regulation applicable to the Company including, without limitation, Canadian Securities Laws, U.S. Securities Laws and the by-laws, rules and regulations of the Exchanges; (ii) the constating documents, by-laws or resolutions of the Company and the subsidiaries which are in effect at the date hereof; (iii) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company or any of its subsidiaries is a party or by which it is bound (any required consents pursuant to the terms of such agreements having been obtained); or (iv) any judgment, decree or order binding the Company or any of its subsidiaries or the property or assets of the Company or any of its subsidiaries and will not give rise to any lien, charge or encumbrance of any kind whatsoever, in or with respect to the properties or assets now owned or acquired at or prior to the Closing Time by the Company or any of its subsidiaries or the acceleration of or the maturity of any debt under any indenture, mortgage, lease, agreement or instrument binding or affecting any of them or any of their properties, in each case in clauses (i) through (iv) above, other than those which terminate on the Closing Date or in respect of which waivers or consents have been received or will be received prior to the Closing Time or those which would not result in a material adverse change to the Company.

(e)

Except as disclosed in the Prospectus, neither the Company nor any subsidiary is (i) in breach or violation of any of the terms or provisions of, or in default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party, by which it is bound or to which any of its property or assets is subject, which breach or violation or the consequences thereof would, alone or in the aggregate, have a material adverse effect on the Company; (ii) in violation of the provisions of its articles, by-laws or resolutions or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its properties which violation or the consequences thereof would, alone or in the aggregate, have a material adverse effect on the Company.

(f)

Except as disclosed in the Prospectus, the Company is, and has been since December 31, 2004, in compliance with its timely disclosure obligations under Canadian Securities Laws and U.S. Securities Laws and, without limiting the generality of the foregoing, there has not occurred any material change, financial or otherwise, in the assets, liabilities (contingent or otherwise), business, financial condition, capital or prospects of the Company since December 31, 2004 which has not been publicly disclosed.

(g)	Except as disclosed in the Prospectus, since December 31, 2004:
	(i)	there has not been any material change in the capital stock or long-term or short-term debt of the Company and its subsidiaries, taken as a whole; and
	(ii)	there has been no transaction out of the ordinary course of business that is material to the Company and its subsidiaries, taken as a whole.
(h)

Except as disclosed in the Prospectus, the documents incorporated by reference in the Prospectus, when they were filed, were prepared in accordance with Canadian Securities Laws and U.S. Securities Laws, and any further documents so filed and incorporated by reference in the Prospectus prior to the termination of the Distribution of the Convertible Debentures, and any Supplementary Material, will be prepared in accordance with Canadian Securities Laws and U.S. Securities Laws. Except as disclosed in the Prospectus, no document incorporated by reference in the Prospectus contained a misrepresentation as at its date of public dissemination.

(i)	There are:
(i)

no reports or information, except as disclosed in the Prospectus, that in accordance with the requirements of the Canadian Securities Laws and U.S. Securities Laws must be made publicly available in connection with the offering of the Convertible Debentures that have not been made publicly available as required;

(ii)

no documents required to be filed with any securities commission or securities regulatory authority in Canada or the SEC in connection with the Prospectus that have not been filed as required pursuant to Canadian Securities Laws and U.S. Securities Laws and delivered to the Underwriters; and

(iii)

no contracts, documents or other materials required to be described or referred to in the Prospectus and/or filed under Canadian Securities Laws and U.S. Securities Laws that have not been so described and/or filed as required that will not be described, referred to or filed as required and, in the case of those documents filed, delivered to the Underwriters.

(j)

Other than the acquisition of Zyman Group, LLC, there are no "significant acquisitions", "significant dispositions" and "significant probable acquisitions" for which the Company is required, pursuant to applicable Canadian Securities Laws, including Parts 4, 5 and 6 of the National Instrument 44-101 of the Canadian Securities Administrators, to include additional financial disclosure.

(k)

The audited consolidated financial statements of the Company for the years ended December 31, 2004, 2003 and 2002 and the unaudited financial statements for the quarterly period ended March 31, 2005 and 2004 incorporated by reference in the Prospectus, have been prepared in accordance with U.S. generally accepted accounting principles and present fully, fairly and correctly the results of its operations and the changes in the Company's financial position for the period then ended.

(l)

Other than as disclosed in the Prospectus, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the issue or allotment of any unissued shares or securities or convertible securities of the Company or any other agreement or option, for the issue or allotment of any unissued shares or securities of the Company or any other security convertible into or exchangeable for any such shares or securities or to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding shares or securities of the Company.

(m)

No legal, regulatory, administrative or governmental proceedings are pending to which the Company or its subsidiaries is a party or to which the property of the Company or its subsidiaries is subject that would result individually or in the aggregate in any material adverse effect on the Company and, to the knowledge of the Company, no such proceedings have been threatened against, or are contemplated with respect to, the Company or its subsidiaries, with respect to any of their respective properties.

(n)

Each of this agreement, the Trust Indenture and the Registration Rights Agreement has been or will be by the Closing Time, duly authorized, executed and delivered by the Company and constitutes or will constitute by the Closing Time, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law. Upon the effectiveness of the Registration Statement, the Trust Indenture will be qualified under the U.S. Trust Indenture Act of 1939, as amended.

(o)

At the Closing Time, all necessary corporate action will have been taken by the Company to allot and authorize the issuance of the Convertible Debentures and the Underlying Shares and upon receipt of payment therefor in accordance with the terms of this agreement and the Trust Indenture, as the case may be, the Convertible Debentures and the Underlying Shares will be validly issued, fully paid and non-assessable.

(p)

The authorized and issued capital of the Company is as set forth in the Prospectus under the heading "Description of Share Capital". All issued and outstanding securities in the capital of the Company and its Material Subsidiaries have been duly authorized, validly issued and fully paid.

(q)

Except as disclosed in the Prospectus, the Company is a reporting issuer not in default for purposes of the Securities Act (Ontario), the Securities Act (Quebec) and the corresponding provisions of the other Canadian Securities Laws in jurisdictions which recognize the concept of reporting issuer status and is eligible to file a short form prospectus pursuant to National Instrument 44-101 of the Canadian Securities Administrators.

(r)

All income tax returns of the Company and its Material Subsidiaries required by law to be filed have been filed and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except tax assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. All other tax returns of the Company and the subsidiaries required to be filed pursuant to applicable provincial, local or other law have been filed, except insofar as the failure to file such returns would not have a material adverse effect on the Company, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any income, sales and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or sales tax for any years not finally determined, except to the extent of any inadequacy that would not have a material adverse effect on the Company, save and except as has been disclosed in the Prospectus.

(s)	The Company will apply the proceeds from the issue and sale of Convertible Debentures as described in the Prospectus.
(t)

No securities commission, stock exchange or comparable authority has issued any order preventing or suspending trading in any securities of the Company or the use of the Prospectus or the Distribution.

(u)

The Company or one of the Material Subsidiaries owns or has valid and enforceable rights to use all of the Intellectual Property, and is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to use or sell the Intellectual Property in carrying on its business as currently conducted other than licenses or other agreements in connection with Intellectual Property (i) licensed by a third party, or otherwise made available by third parties for use by, the Company and/or any of its subsidiaries or (ii) licensed, or otherwise made available for use, by the Company and/or any of its subsidiaries to their respective customers.

(v)

Neither the Company nor any of its subsidiaries is in violation of any industrial or intellectual property rights, domestic or foreign, of any other person, which violation or violations individually or in the aggregate would have a material adverse effect on the Company.

(w)

Other than as disclosed in the Prospectus, the Company and its subsidiaries do not have any contingent liabilities in excess of the liabilities that are either reflected or reserved against in the Company's financial statements which are material to the Company.

(x)

Other than as disclosed in the Financial Information, there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, earnings, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of the Company.

(y)

Except as disclosed in the Prospectus, the Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles and to maintain book value for assets; (iii) access to its assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to differences; and (v) material information relating to the Company is made known to those within the Company responsible for the preparation of the financial statements during the period in which the financial statements have been prepared.

(z)

Except where it would not have a material adverse effect on the Company, the Company and each of the Material Subsidiaries have satisfied all obligations under, and there are no outstanding defaults or violations with respect to, and no taxes, penalties, or fees are owing or exigible under or in respect of, any employee benefit, incentive, pension, retirement, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, disability, life insurance and similar plans, arrangements or practices relating to the current or former employees, officers or directors of the Company and the Material Subsidiaries maintained, sponsored or funded by them, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered and other than as disclosed in the Prospectus all contributions or premiums required to be paid thereunder have been made in a timely fashion and any such plan or arrangement which is a funded plan or arrangement is fully funded on an ongoing and termination basis.

(aa)

The Company and its Material Subsidiaries have good and marketable title to the property and assets owned by them and hold a valid leasehold interest in all property leased by them, in each case, free and clear of all mortgages, charges and other encumbrances other than those disclosed in the Prospectus or those which would not individually or in the aggregate have a material adverse effect on the Company.

(bb)

The Company and its Material Subsidiaries maintain insurance policies with reputable insurers against risks of loss of or damage to its properties, assets and business of such types as are customary in the case of entities engaged in the same or similar businesses to the full insurable value of their properties and assets and the Company and the Material Subsidiaries are not in default with respect to any provisions of such policies and have not failed to give any notice or to present any claim under any such policy in a due and timely fashion.

(cc)

The minute books and corporate records of the Company and its subsidiaries made available to counsel to the Underwriters, or its local agent counsel in connection with due diligence investigations of the Company for the periods from their respective dates of incorporation or formation, as the case may be, to the date of examination thereof are the original minute books and records of the Company and the subsidiaries and contain copies (final or draft) of all proceedings (or certified copies thereof) of the shareholders, the board of directors and all committees of the board of directors of the Company and the subsidiaries and there have been no other meetings, resolutions or proceedings of the shareholders, board of directors or any committee of the board of directors of the Company or the subsidiaries to the date of review of such corporate records and minute books not reflected in such minute books and other corporate records.

(dd)

The Company makes the representations, warranties and covenants applicable to it which are contained in Schedule B to this agreement, which it agrees are incorporated into and form a part of this agreement.

(ee)

KPMG LLP, who have expressed their opinions with respect to certain Financial Information, are the auditors of the Company, are, and during the periods covered by its reports, were, independent within the meaning of the Canada Business Corporations Act, Canadian Securities Laws and are independent public or certified public accountants as required by U.S. Securities Laws. There has never been any disagreement (within the meaning of applicable Canadian Securities Laws) with the present or any former auditor of the Company.

Representations and Warranties of the Underwriters

5.

Each of the Underwriters severally (but not jointly and severally) represents and warrants to the Company that the Underwriters will not solicit offers to purchase or sell the Convertible Debentures so as to require registration thereof or filing of a prospectus with respect thereto under the laws of any jurisdiction other than the Qualifying Provinces, including, without limitation, the United States and various states of the United States; and will require each Selling Firm to agree with the Underwriters not to so solicit or sell. For purposes of this paragraph 5, the Underwriters shall be entitled to assume that the Convertible Debentures are qualified for Distribution in any Qualifying Province where a receipt or similar document for the Final Prospectus shall have been obtained from the applicable securities regulatory authority following the filing of the Final Prospectus. The Underwriters have not distributed or otherwise made available and will not distribute or otherwise make available prior to the end of the period of Distribution any document describing the affairs of the Company, other than the Prospectus, any Supplementary Material or the U.S. Private Placement Memorandum, without the consent of the Company.

6.

Each of the Underwriters severally (but not jointly and severally) represents and warrants to the Company that the Convertible Debentures will be offered for sale in the Qualifying Provinces, and in the United States in accordance with the terms of this agreement and applicable securities laws, including the Ontario Securities Commission Notice 47-704 (Pre-Marketing Activities in the context of Bought Deals). Each agreement of the Underwriters establishing a banking, selling or other group in respect of the Distribution shall contain a similar covenant by each Selling Firm.

7.

Each Underwriter severally (but not jointly and severally) on its behalf and on behalf of its U.S. affiliate, if any, makes the representations, warranties and covenants applicable to it which are contained in Schedule B to this agreement, which it agrees are incorporated into and form part of this agreement. Each Underwriter agrees severally (but not jointly and severally) on its behalf and on behalf of its U.S. affiliate, if any, to comply with the selling restrictions imposed by the laws of the United States described in Schedule B.

Each Underwriter severally (but not jointly and severally, on its behalf and on behalf of its U.S. affiliate, if any, represents, warrants and covenants that:

(i)

other than as provided in Schedule B, it has not offered or sold, and will not offer or sell, any Convertible Debentures within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until one year after the later of the commencement of the offering and the Closing Date;

(ii)

any information provided by them to publishers of publicly available databases about the terms of the Convertible Debentures or the Common Shares shall include a statement that the Convertible Debentures or the Common Shares have not been registered under the U.S. Securities Act and are subject to restrictions under Regulation S and Rule 144A;

(iii)

it will not engage in any hedging transactions with regard to the Convertible Debentures or the Common Shares prior to the expiration of the distribution compliance period (as defined in Regulation S), other than in compliance with the U.S. Securities Act;

(iv)

neither it, nor any of its affiliates, nor any person acting on their behalf, has engaged in any Directed Selling Efforts (as defined in Schedule B) with respect to the Convertible Debentures or the Common Shares;

(v)

it has not entered and will not enter into any contractual arrangement with any distributor (within the meaning of Regulation S) with respect to the distribution of the Convertible Debentures or the Common Shares, except with its affiliates or with the prior written consent of the Company;

(vi)	it and they have complied and will comply with the offering restriction requirements of Regulation S;
(vii)

at or prior to the confirmation of sale of Securities, it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Convertible Debentures or the Common Shares form it during the distribution compliance period (within the meaning of Regulation S) a confirmation or notice to substantially the following effect:

"The Convertible Debentures covered hereby have not been registered under the U.S. Securities Act of 1933 (the "U.S. Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until one year after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the U.S. Securities Act. Additional restrictions on the offer and sale of the Convertible Debentures or the Class A Subordinate Voting Shares issuable thereunder are described in the offering document for the Convertible Debentures. Terms in this paragraph have the meanings given them by Regulation S." and

(viii)

it acknowledges that additional restrictions on the offer and sale of the Convertible Debentures and the Common Shares issuable thereunder are described in the Preliminary Prospectus and the Final Prospectus.

Compensation of Underwriters

8.

In consideration for their underwriting services in respect of the distribution of the Convertible Debentures, including (i) assisting in the preparation of the Prospectus (and Supplementary Material), (ii) advising on the final terms and conditions of the offering and the Trust Indenture, (iii) forming and managing a selling group for the sale of the Convertible Debentures, (iv) distributing the Convertible Debentures to the public both directly and through other registered dealers and brokers, and (v) performing administrative work in connection with the distribution of the Convertible Debentures, the Company agrees to pay to the Underwriters at the Closing Time, a fee of $1,200,000, representing 3% of the principal amount of the Primary Convertible Debentures sold to the Underwriters under this agreement, and to the extent the Over-Allotment Option is exercised, an additional fee of 3% of the principal amount of the Optional Convertible Debentures sold to the Underwriters under this agreement.

Closing

9.

One definitive certificate representing the aggregate principal amount of the Convertible Debentures in global, fully registered form for deposit in the book-based system administered by The Canadian Depositary for Securities Limited ("CDS") registered in the name of CDS, or in such name or names as "[__________]" may request upon at least twenty-four hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Underwriters for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor as set out in the sixth paragraph of this agreement, net of the fee referred to in paragraph 8 of this agreement and of the fees and disbursements of the Underwriters' counsel referred to in paragraph 16, by certified cheque or bank draft, payable, in same day available Canadian funds payable at par in Toronto, all at the office of Stikeman Elliott LLP, 5300 Commerce Court West, 199 Bay Street, Toronto, Ontario, M5L 1B9 or such other place as the Company and the Underwriters may agree. The time and date of such delivery and payment shall be the Closing Time.

10.

The Underwriters' obligation to purchase the Primary Convertible Debentures and, to the extent the Over-allotment Option is exercised, the Optional Convertible Debentures shall be subject to the conditions that:

(a)

the Underwriters shall have received at the Closing Time favourable legal opinions, in form and substance satisfactory to the Underwriters and its counsel, acting reasonably, dated the Closing Date from Canadian counsel for the Company, Stikeman Elliott LLP, and from local counsel with respect to laws other than the federal laws of Canada and the Provinces of British Columbia, Alberta and Ontario, each of whom may rely, as to matters of fact, on certificates of public officials and senior officers of the Company:

(i)

as to the incorporation or formation and subsistence of the Company and the Material Subsidiaries under the laws of their respective jurisdiction of incorporation or formation and as to the corporate power of the Company to carry out its obligations under this agreement;

(ii)

as to the authorized capital of the Company and the authorized and issued capital of the Material Subsidiaries and that all of the issued and outstanding Material Subsidiaries are legally and beneficially owned by the Company; the securities of the Company and the Material Subsidiaries are not subject to pre-emptive rights or similar rights under the laws of their respective jurisdiction of incorporation or formation or pursuant to the articles, by-laws or other constating documents of the Company and the Material Subsidiaries;

(iii)

that the Company and the Material Subsidiaries have all requisite power and authority under the laws of its respective jurisdiction of incorporation or formation to carry on its business as presently carried on, and to own its properties and the Company has all requisite corporate authority under the laws of its jurisdiction of incorporation to complete the transactions contemplated by this agreement;

(iv)

that each of this agreement, the Trust Indenture and the Registration Rights Agreement has been duly authorized and executed by the Company and this agreement and the Trust Indenture constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforcement of this agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought; provided that counsel may express no opinion as to the enforceability of the indemnity provisions of paragraph 13 and the contribution provisions of paragraph 14 of this agreement;

(v)

that none of the execution and delivery of this agreement, the Trust Indenture and the Registration Rights Agreement, the performance by the Company of its obligations thereunder, the sale or issuance of the Primary Convertible Debentures, the Optional Convertible Debentures and the Underlying Shares will result in a breach of or default under, and will conflict with or result in any breach of or default under, any terms, conditions or provisions of the constating documents or by-laws of the Company and the Material Subsidiaries or the resolutions of its shareholders or directors (or committees);

(vi)

that the issuance of the Primary Convertible Debentures, the Optional Convertible Debentures and the Underlying Shares pursuant to this agreement and the Trust Indenture have been duly authorized and upon payment therefor in accordance with the terms of this agreement and the Trust Indenture, as the case may be, such Convertible Debentures and Underlying Shares will be validly issued as fully paid and non-assessable;

(vii)

that the Toronto Stock Exchange has conditionally approved the listing of the Primary Convertible Debentures, the Optional Convertible Debentures and the Underlying Shares (provided that such counsel may rely exclusively upon letters from the Toronto Stock Exchange in expressing such opinion);

(viii)

that the Company is a reporting issuer under Canadian Securities Laws of the Qualifying Provinces that recognize the concept of reporting issuer status and is not on the list of defaulting reporting issuers maintained pursuant to such Canadian Securities Laws;

(ix)

that the share certificate evidencing the Underlying Shares and the form of definitive certificate representing the Convertible Debentures complies with the applicable legal requirements under the Canada Business Corporations Act, the articles and by-laws of the Company and the applicable requirements of the Toronto Stock Exchange;

(x)	that Computershare Trust Company of Canada at its principal office in the City of Toronto has been duly appointed as the trustee and transfer agent and registrar for the Convertible Debentures;
(xi)

that all documents have been filed and all requisite proceedings have been taken and all approvals, permits, consents and authorizations of appropriate regulatory authorities under Canadian Securities Laws have been obtained to qualify the Convertible Debentures for sale to the public in each of the Qualifying Provinces and to permit the offering of the Convertible Debentures to the public in each of the Qualifying Provinces through investment dealers or brokers registered under the applicable laws of each such province, who have complied with the relevant provisions of such applicable laws;

(xii)

the Prospectus (excluding the financial statements incorporated by reference therein), appears on its face to have been appropriately responsive in all material respects to the form requirements of applicable Canadian securities laws;

(xiii)

the issuance of the Underlying Shares in accordance with the provisions of the Trust Indenture will be exempt from the prospectus requirements of the Canadian Securities Laws and no documents will be required to be filed, proceedings taken or approvals, permits, consents or authorizations of any regulatory authority obtained under the Canadian Securities Laws to permit such issuance;

(xiv)	the first trade by a holder of Underlying Shares will not be a Distribution;
(xv)

that all necessary corporate action has been taken by the Company to authorize the execution and delivery of each of the Preliminary Prospectus and the Final Prospectus and the filing thereof under Canadian Securities Laws in each of the Qualifying Provinces;

(xvi)	as to the eligibility in investment of the Convertible Debentures pursuant to the statutes referred to in the Prospectus under "Eligibility for Investment"
(xvii)	the statements under the headings "Description of the Debentures", "Description of Share Capital" and "Canadian Federal Income Tax Considerations" in the Prospectus and under the heading "Enforcement of Civil Liabilities" in the U.S. Private Placement Memorandum, insofar as such statements constitute matters of law, summaries of legal matters or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred therein;
(xviii)	each holder of the Convertible Debentures is entitled to the benefits of the Trust Indenture;
(xix)	no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Corporation or any of its properties or assets is required under the laws of the provinces of Canada and the federal laws of Canada for the execution, delivery and performance of this Agreement, the Trust Indenture, the Registration Rights Agreement, the Convertible Debentures or the consummation of the transactions contemplated hereby, including the issue of the Convertible Debentures and the Underlying Shares;

(xx)

the Trust Indenture and the issuance of the Convertible Debentures and Underlying Shares thereunder are subject to and comply with the provisions of the Canada Business Corporations Act and no registration, filing or recording of the Trust Indenture under the federal laws of Canada or the laws of the provinces of Canada is necessary in order to preserve or protect the validity or enforceability of the Trust Indenture or the Convertible Debentures and Underlying Shares issued thereunder;

(xxi)

except as disclosed in the Prospectus, to the best of such counsel's knowledge, without independent enquiry, there are no legal, regulatory, administrative or governmental proceedings pending or threatened to which the Company or any of the Material Subsidiaries is or may be a party or to which any property of the Company or the Material Subsidiaries is or may be the subject which, if determined adversely to the Company or such subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the business, financial position or results of the Company and the Material Subsidiaries taken as a whole;

(xxii)

the statements under the headings "Description of Debentures" and "Description of Share Capital" in the Prospectus relating to the provisions of the Trust Indenture and the attributes and characteristics of the Convertible Debentures and the Common Shares are in all material respects accurate and fair summaries thereof;

(xxiii)

a court of competent jurisdiction in the Province of Ontario (a "Canadian Court") would give effect to the choice of New York law as the proper law governing the Registration Rights Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and is not contrary to public policy, as that term is applied by a Canadian Court under the laws of the Province of Ontario or the laws of Canada applicable therein. The choice of New York law as the proper law governing the enforcement of the Registration Rights Agreement is not contrary to public policy, as such term is applied by a Canadian Court under the laws of the Province of Ontario or the laws of Canada applicable therein;

(xxiv)

if the Registration Rights Agreement is sought to be enforced in the Province of Ontario in accordance with New York law, a Canadian Court would, upon appropriate evidence as to such law being adduced, apply such law, subject to the following qualifications:

	(a)	the qualifications in the preceding paragraph regarding the validity of the choice of New York law as the governing law;

(b)

none of the provisions of the Registration Rights Agreement or of New York law are contrary to public policy as such term is applied by a Canadian Court under the laws of the Province of Ontario and the laws of Canada applicable therein;

(c)	in the matters of procedure, the laws of Ontario, British Columbia or Alberta will be applied; and
(d)

a Canadian Court has an inherent power to decline to hear such an action if it is contrary to public policy (as such term is applied by a Canadian Court) for it to do so, or if it is not the most convenient forum to hear such action, or if concurrent proceedings are being brought elsewhere.

None of the provisions of the Registration Rights Agreement are contrary to public policy as such term is applied by a Canadian Court under the laws of the Province of Ontario and the laws of Canada applicable therein.

(xxv)

An action may be brought in a Canadian Court on a final and conclusive judgment in personam of a New York court respecting the enforcement of the Registration Rights Agreement, which is not impeachable as void or voidable under New York law, for a sum certain if:

	(a)	the court rendering such judgment had jurisdiction over the judgment debtor, as recognized by a Canadian Court;
(b)

such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy as such term is understood under the laws of the Province of Ontario and the laws of Canada applicable therein or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada);

	(c)	the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;
	(d)	no new admissible evidence relevant to the action is discovered prior to the rendering of judgment by a Canadian Court;
	(e)	the action to enforce such judgment is commenced within the applicable limitation period.
(xxvi)

there are no reasons based on public policy as such term is understood under the laws of the Province of Ontario and the laws of Canada applicable therein for avoiding recognition of the submission under the provisions of the Registration Rights Agreement to the non-exclusive jurisdiction of any federal or state court sitting in the Borough of New York, The City of New York, State of New York. There are no reasons based on public policy as such term is understood under the laws of the Province of Ontario and the laws of Canada applicable therein for avoiding recognition of judgments of New York courts with respect to the Registration Rights Agreement except that there is doubt as to the enforceability in Canada by a court in original actions, or actions to enforce judgements of a New York court, of liabilities predicated solely upon the United States federal securities laws;

(xxvii)

in an action on a final and conclusive judgment in personam of a New York court that is not impeachable as void or voidable under New York law, a Canadian Court would give effect to the appointment by the Company of ____________________ as its agent to receive service of process in the United States appointed by the Company under the Registration Rights Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York court;

(b)

the Underwriters shall have received at the Closing Time, favourable legal opinions, in form and substance satisfactory to the Underwriters and its counsel, acting reasonably, dated the Closing Date from the General Counsel to the Company:

	(i)	CIBC Mellon Trust Company has been duly appointed as the transfer agent and registrar for the Underlying Shares;
(ii)

except as disclosed in the Prospectus, to the best of such counsel's knowledge, there are no legal, regulatory, administrative or governmental proceedings pending or threatened to which the Company or any of the Material Subsidiaries is or may be a party or to which any property of the Company or the Material Subsidiaries is or may be the subject which, if determined adversely to the Company or such subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the business, financial position or results of the Company and the Material Subsidiaries taken as a whole;

(c)

the Underwriters shall have received at the Closing Time favourable legal opinions, in form and substance satisfactory to the Underwriters and its counsel, acting reasonably, dated the Closing Date from United States counsel for the Company, Cleary Gottlieb Steen & Hamilton LLP, who may rely, as to matters of fact, on certificates of public officials and senior officers of the Company:

(i)

that no registration of the Convertible Debentures or the Underlying Shares is required under the U.S. Securities Act and no qualification of the Trust Indenture is required under the U.S. Trust Indenture Act of 1939, as amended, for the offer, sale and delivery of the Convertible Debentures by the Company to the Underwriters and the initial resale of the Convertible Debentures by the Underwriters through their U.S. broker dealer affiliates in the United States;

(ii)

the statements under the heading "United States Taxation" in the U.S. Private Placement Memorandum, insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Convertible Debentures and the Underlying Shares;

(iii)

the issuance and sale of the Convertible Debentures to the Underwriters pursuant to the Underwriting Agreement do not, and the performance by the Company of its obligations in the Underwriting Agreement, the Trust Indenture, the Registration Rights Agreement including the issuance of the Convertible Debentures and the Underlying Shares will not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States of America or the State of New York that in such firm's experience normally would be applicable to general business entities with respect to such issuance, sale or performance (but such counsel need express no opinion relating to the United States federal securities laws of any state securities or Blue Sky laws expect as set forth pursuant to opinion (i) above);

iv)

assuming the due authorization, execution and delivery of the Registration Rights Agreement by the Company under the laws of Canada, the Registration Rights Agreement has been duly executed and delivered by the Company under the law of the State of New York and is a valid, binding and enforceable agreement of the Company in accordance with its terms, except insofar as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by general principles of equity, and subject to the effect of judicial application of foreign laws or foreign governmental actions affecting creditors' rights; provided, that such counsel need express no opinion with respect to the applicable section of the Registration Rights Agreement providing for indemnification and contribution; and

(v)

assuming the due authorization, execution and delivery of the Registration Rights Agreement by the Company under the laws of Canada, under the laws of the State of New York relating to submission to jurisdiction, the Company, pursuant to the applicable section of the Registration Rights Agreement has validly submitted to the personal jurisdiction of any New York State or U.S. federal court located in the Borough of Manhattan, The City of New York, New York, in any action arising out of or related to the Registration Rights Agreement; and service of process effected in the manner set forth in the Registration Rights Agreement will be effective to confer valid personal jurisdiction over the Company in any such actions.

(d)

the Underwriters shall have received at the Closing Time a favourable legal opinion dated the Closing Date from the Underwriters' counsel, Torys LLP, Toronto, Ontario, and New York, New York, with respect to such matters relating to the sale of the Convertible Debentures as the Underwriters may reasonably require; provided that the Underwriters' counsel providing such opinion shall be entitled to rely on the opinions of Stikeman Elliott LLP and Cleary Gottlieb Steen & Hamilton LLP, and of local counsel;

(e)

the Underwriters shall have received at the Closing Time a standard comfort letter dated the Closing Date from the Company's auditors, KPMG LLP, and auditors for Zyman Group, LLC, addressed to the Underwriters and the board of directors of the Company, in form and substance satisfactory to the Underwriters, similar to the comfort letter to be delivered to the Underwriters pursuant to subparagraph 2(b)(ii) with such changes as may be necessary to bring the information therein forward to such later date and to address any financial information deemed to be incorporated by reference in the Final Prospectus and not referred to in the comfort letter delivered pursuant to subparagraph 2(b)(ii) of this agreement, which changes shall be acceptable to the Underwriters;

(f)

the Underwriters shall have received at the Closing Time a standard comfort letter dated the Closing Date from the Company's auditors, BDO Dunwoody LLP, addressed to the Underwriters and the board of directors of the Company, in form and substance satisfactory to the Underwriters, similar to the comfort letter to be delivered to the Underwriters pursuant to subparagraph 2(b)(iii) with such changes as may be necessary to bring the information therein forward to such later date and to address any financial information deemed to be incorporated by reference in the Final Prospectus and not referred to in the comfort letter delivered pursuant to subparagraph 2(b)(iii) of this agreement, which changes shall be acceptable to the Underwriters;

(g)

the Underwriters shall have received at the Closing Time certificates dated the Closing Date, signed by an authorized officer of the Company, addressed to the Underwriters and their counsel, with respect to the articles and by-laws of the Company, all resolutions of the board of directors and shareholders and other corporate action relating to this agreement, the Trust Indenture and the Registration Rights Agreement and to the creation, allotment, issue and sale of the Convertible Debentures and the Underlying Shares and the incumbency and specimen signatures of signing officers ;

(h)

the Underwriters shall have received at the Closing Time a certificate or certificates dated the Closing Date and signed on behalf of the Company by one of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company or such other officer of the Company as the Underwriters may approve, addressed to the Underwriters and their counsel certifying, to the best of the information, knowledge and belief of such individual so signing, after having made reasonable inquiry and after having carefully examined the Prospectus and

Supplementary Material, that except as disclosed in the Prospectus or any Supplementary Material:

(i)

since the date of the Final Prospectus (A) there has been no material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital or control of the Company or any of the subsidiaries, and (B) no transaction has been entered into by any of the Company or the subsidiaries which is material to the Company and the subsidiaries on a consolidated basis;

(ii)

no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Convertible Debentures, the Common Shares or any other securities of the Company has been issued or made by any stock exchange, securities commission or other regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated or threatened by any stock exchange, securities commission or other regulatory authority;

	(iii)	the Company has duly complied in all material respects with all the terms and conditions of this agreement on its part to be complied with up to the Closing Time; and
(iv)

the representations and warranties of the Company contained in this agreement are true and correct in all material respects as of the Closing Date with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated hereby;

(i)

the Company and the Underwriters shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Underwriters and their counsel), and the Registration Rights Agreement shall be in full force and effect (assuming due execution, delivery and performance by the Underwriters);

(j)

the Underwriters shall have received a certificate from the registrar and transfer agent of each class of issued shares of the Company for which a registrar and transfer agent has been appointed, and a certificate of an officer of the Company as to each other class of issued shares of the Company, with respect to the number of issued shares outstanding as at the business date prior to the Closing Date;

(k)

the Convertible Debentures and the Underlying Shares shall be listed for trading on the Toronto Stock Exchange at the opening of trading on the Closing Date, subject to the filing of documents and evidence of satisfactory distribution, within the time periods established by the Toronto Stock Exchange;

(l)	to the extent required to be so, the Underlying Shares shall be listed for trading on the Nasdaq Stock Market;

(m)	certificates representing in the aggregate, the Convertible Debentures registered in the name of CDS or its nominee for the benefit of the Underwriters or as they shall direct; and
(n)

each of the representations and warranties of the Company contained in this agreement is true and correct in all material respects as of the Closing Time, to the satisfaction of each of the Underwriters, acting reasonably, as if made at and as of the Closing Time and the Company shall have fulfilled in all material respects each of the covenants contained in this agreement to the satisfaction of each of the Underwriters, acting reasonably, (it being understood that, for the purposes of determining the accuracy of such representations and warranties in all material respects and fulfillment of such covenants in all material respects, all qualifications contained in such representations, warranties and covenants based on the words "material adverse effect" or "material" shall be disregarded).

Termination

11.	In the event that prior to the Closing Time,
(i)

there should occur or commence, or be announced or threatened, any inquiry, action, suit, investigation or other proceeding (whether formal or informal); or any order is issued by any governmental authority; or any law or regulation is promulgated, changed or announced; which in the opinion of an Underwriter, acting reasonably, is expected to prevent or materially restrict the trading in or the Distribution of the Convertible Debentures or any other securities of the Company or would be expected to have a material adverse effect on the market price or value of the Convertible Debentures or other securities of the Company;

(ii)

there shall occur any material change or changes (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or control of the Company (the "Condition of the Company"), or any change in a material fact or the Underwriters become aware of any undisclosed material information which in the reasonable opinion of the Underwriter, acting reasonably, would, or would be expected to have, a material adverse effect on the market price or value of the Convertible Debentures or any securities of the Company; or

(iii)

there shall develop, occur or come into effect or existence, or be announced, any event, action, state, condition or occurrence of national or international consequence or any law, action, regulation or any event or state of facts or any actions or other occurrence of any nature whatsoever, which, in the opinion of an Underwriter, acting reasonably, materially adversely effects or involves, or is expected to materially adversely effect or involve, financial markets generally, or the Condition of the Company;

then any of the Underwriters shall be entitled at its option in accordance with paragraph 18, to terminate its obligations under this agreement in respect of any Convertible Debentures not then purchased under this agreement by written notice to that effect given to the Company by the Closing Time.

12.

The Company agrees that all terms and conditions contained in paragraphs 1, 2 and 10 shall be construed as conditions, and any breach or failure by the Company to comply with any of such conditions shall entitle the Underwriters, or any of them, to terminate its obligations to purchase the Primary Convertible Debentures and Optional Convertible Debentures by notice to that effect given to the Company at or prior to the Closing Time, unless otherwise expressly provided in this agreement. The Underwriters may waive, in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to their rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance; provided that to be binding on the Underwriters any such waiver or extension must be in writing and signed by all of the Underwriters.

Indemnity and Contribution

13.

(a)           The Company agrees to indemnify and save harmless each of the Underwriters and their directors, officers, employees and agents (each, an "Indemnified Party") from and against all liabilities, claims, actions, suits, proceedings, losses (other than loss of profits), costs, damages and expenses (including the reasonable fees and expenses of the Underwriters' counsel that may be incurred in advising with respect to or defending such claim) in any way caused by, or arising directly or indirectly from or in consequence of:

	(i)	any breach of the representations, warranties and covenants of the Company contained in this agreement;
(ii)

any information or statement (except any information or statement relating solely to the Underwriters) contained in the Prospectus or any Supplementary Material or in any certificate of the Company or any officer of the Company delivered hereunder or pursuant hereto which at the time and in the light of the circumstances under which it was made it contains or is alleged to contain a misrepresentation;

(iii)

any omission or alleged omission to state in the Prospectus, any Supplementary Material or any certificate of the Company or any officer of the Company delivered hereunder or pursuant hereto any fact, whether material or not (except facts relating solely to the Underwriters), required to be stated therein or necessary to make any statement therein not misleading in light of the circumstances under which it was made;

(iv)

any order made or inquiry, investigation or proceedings commenced or threatened by any securities commission, stock exchange or other competent authority based upon any untrue statement, or omission or misrepresentation or alleged untrue statement, omission or misrepresentation (except a statement, omission or misrepresentation or alleged statement, omission or misrepresentation relating solely to the Underwriters) in the Prospectus or any Supplementary Material or based upon any failure to comply with Canadian Securities Laws and U.S. Securities Laws (other than any failure or alleged failure to comply by the Underwriters or their banking or selling group), preventing or restricting the trading in or the sale or Distribution of the Convertible Debentures in any of the Qualifying Provinces;
(v)

the non-compliance or alleged non-compliance by the Company with any requirement of applicable securities legislation in connection with the transactions herein contemplated including the Company's non-compliance with any statutory requirement to make any document available for inspection;

(b)

To the extent that any Indemnified Party is not a party to this agreement, the Underwriters shall obtain and hold the rights and benefits of this paragraph 13 in trust for and on behalf of such Indemnified Party.

(c)

In any such Claim, the Indemnified Party shall have the right to retain other counsel to act on his or its behalf provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless (i) the Company, and the Indemnified Party shall have mutually agreed to the retention of the other counsel, or (ii) the named parties to any such Claim (including any added third or impleaded party) include both Indemnified Party, on the one hand, and the Company, on the other hand, and the representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them.

(d)

None of the Company and any of the Underwriters shall agree to any settlement of any claim, action, suit or proceeding referred to in this paragraph 13 unless the Company and each of the Underwriters has consented in writing thereto.

14.

(a)           In order to provide for a just and equitable contribution in circumstances in which the indemnity provided in paragraph 13 would otherwise be available in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Underwriters or enforceable otherwise than in accordance with its terms, the Company, and the Underwriters shall contribute to the aggregate of all claims, expenses, costs and liabilities and all losses (other than loss of profits) of a nature contemplated in paragraph 13 and suffered or incurred by the Company and one or more of the Underwriters in such proportions so that the Underwriters are responsible for the portion represented by the percentage that the aggregate fee payable by the Company to the Underwriters bears to the offering price of the Convertible Debentures and the Company is responsible for the balance, whether or not it has been sued or sued separately. The Underwriters shall not in any event be liable to contribute, in the aggregate, any amounts in excess of such aggregate fee or any portion thereof actually received. However, no party who has engaged in any fraud, fraudulent misrepresentation or negligence shall be entitled to claim contribution from any person who has not engaged in such fraud, fraudulent misrepresentation or negligence.

(b)

The rights to contribution provided in this paragraph 14 shall be in addition to and not in derogation of any other right to contribution which the Underwriters may have by statute or otherwise at law.

(c)

In the event that the Company may be held to be entitled to contribution from the Underwriters under the provisions of any statute or at law, the Company shall be limited to contribution in an amount not exceeding the lesser of:

		(i)	the portion of the full amount of the loss or liability giving rise to such contribution for which the Underwriters are responsible, as determined in subparagraph 14(a) above, and
		(ii)	the amount of the aggregate fee actually received by the Underwriters from the Company hereunder.
(d)

If the Underwriters have reason to believe that a claim for contribution may arise, they shall give the Company notice thereof in writing, but failure to notify the Company shall not relieve the Company of any obligation which it may have to the Underwriters under this paragraph 14.

	(e)	With respect to this paragraph 14, the Company acknowledges and agrees that the Underwriters are contracting on their own behalf and as agents for their directors, officers, employees and agents.
15.

If any provision of paragraph 13 or 14 is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this agreement and such void or unenforceable provision shall be severable from this agreement.

Expenses of the Offering

16.

Whether or not the transactions herein contemplated shall be completed, except as hereinafter specifically provided, all expenses of or incidental to the creation, authorization, allotment, issue, delivery and marketing of the Convertible Debentures and all expenses of or incidental to all other matters in connection with such transactions including, without limitation, listing fees, expenses payable in connection with the qualification of the Convertible Debentures for sale to the public, printing and translation, costs of the certificates, fees of the transfer agent and registrar, as the case may be, the fees and expenses of counsel for the Company, the fees and expenses of Underwriters' counsel all fees and expenses of local counsel, all fees and expenses of the Company's auditors and predecessor auditors, all costs relating to information meetings and all costs incurred in connection with the preparation and printing of the Prospectus, Supplementary Material and U.S. Private Placement Memorandum and definitive certificate representing the Convertible Debentures, shall be borne by and be for the account of the Company; provided that the Company shall be responsible for 50% of the

	total fees and disbursements of Underwriters' legal counsel and all out-of-pocket expenses of the Underwriters, subject to a maximum of $100,000. In addition, in the event the transactions herein contemplated are not completed as a result of the Company's failure to comply with the terms of this agreement, the out-of-pocket expenses of the Underwriters (including all of the fees and disbursements of Underwriters' counsel) shall be borne by and be for the account of the Company.
Underwriting Percentages
17.

The obligation of the Underwriters to purchase the Convertible Debentures at the Closing Time shall be several and not joint and several and shall be limited to the percentages of the aggregate number of Convertible Debentures set out opposite the name of each of the Underwriters below:

	"[__________]"	-	35.0%
	"[__________]"	-	35.0%
	"[__________]"	-	25.0%
	"[__________]"	-	5.0%

In the event that any Underwriter shall fail to purchase its applicable percentage of the Convertible Debentures at the Closing Time, the others shall have the right, but shall not be obligated, to purchase all of the percentage of the Convertible Debentures which would otherwise have been purchased by that one of the Underwriters which is in default. In the event that such right is not exercised, the others which are not in default shall be relieved of all obligations to the Company and there shall be no further liability on the part of the Company to the Underwriters except in respect of any liability which may have arisen or may thereafter arise under paragraphs 13, 14 and 16. Nothing in this paragraph shall oblige the Company to sell to the Underwriters less than all of the Primary Convertible Debentures or relieve from liability to the Company any Underwriter which shall be so in default.

Miscellaneous

18.

The rights of termination contained in paragraphs 11 and 12 may be exercised by any of the Underwriters and are in addition to any other rights or remedies the Underwriters or any of them may have in respect of any default, act or failure to act or non-compliance by the Company in respect of any of the matters contemplated by this agreement. In the event of any such termination, there shall be no further liability on the part of the Underwriters to the Company, or on the part of the Company to such Underwriters except in respect of any liability which may have arisen or thereafter arise under paragraphs 13, 14 and 16. A notice of termination given by an Underwriter under paragraphs 11, 12 and 17 shall not be binding upon any other Underwriter.

19.

All warranties, representations, covenants and agreements herein contained or contained in any documents submitted pursuant to this agreement and in connection with the transaction herein contemplated shall survive the purchase by the Underwriters of the Convertible Debentures and continue in full force and effect for the benefit of the Underwriters and shall not be limited or prejudiced by any investigation made by or on behalf of the Underwriters in connection with the purchase by the Underwriters of the

Convertible Debentures or the preparation of the Prospectus or otherwise. This agreement shall constitute the entire agreement with respect to the purchase of the Convertible Debentures among the parties, and in the event of an inconsistency or conflict with the letter agreement between the Company and "[__________]" dated June 8, 2005, the terms of this agreement shall prevail.
20.

Time shall be of the essence of this agreement arising from this offer and its acceptance by the Company and such agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

21.

(a)           Unless herein otherwise expressly provided, any notice, request, direction, consent, waiver, extension, agreement or other communication (a "Communication") that is or may be given or made hereunder shall be in writing addressed as follows:

If to the Company, at:

MDC Partners Inc.

45 Hazelton Avenue

Toronto, Ontario

M5R 2E3

Attention:	Steven Berns
Fax No.:	(416) 960-9555

with copy to:

Stikeman Elliott LLP

5300 Commerce Court West

199 Bay Street

Toronto, Ontario

M5L 1B9

Attention:	Dee Rajpal
Fax No.:	(416) 947-0866

If to"[__________]", addressed and sent to:

"[__________]"

Scotia Plaza, 66th Floor

40 King Street West

Toronto, Ontario

M5W 2X6

Attention:	Robert J. Ellis
Fax No.:	(416) 863-7117

If to "[__________]", addressed and sent to:

"[__________]"

BCE Place

161 Bay Street, Floor 6

Toronto, Ontario

M5J 2S8

Attention:	Daniel J. McCarthy
Fax No.:	(416) 594-8176

If to "[__________]", addressed and sent to:

"[__________]"

TD Tower

66 Wellington Street West, 8th Floor

Toronto, Ontario

M5K 1A2

Attention:	Andrew Muirhead
Fax No.:	(416) 983-3176

If to "[__________]", addressed and sent to:

"[__________]"

145 King Street West, Suite 1100

Toronto, Ontario

M5H 1J8

Attention:	Jason Robertson
Fax No.:	(416) 943-6160

With each copy, in the case of any Underwriter, to:

Torys LLP

Suite 3000
TD Waterhouse Life Tower
79 Wellington Street West
Toronto, Ontario
M4K 2G1

Attention:	Matthew Cockburn
Fax No.:	(416) 865-7380

or to such other address as any of the parties may designate by notice given to the others.

(b)

Each Communication shall be personally delivered to the addressee or sent by facsimile transmission to the addressee and (a) a Communication which is personally delivered shall, if delivered before 5:00 p.m. on a business day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first business day following the day on which it is delivered; and (b) a Communication which is sent by telex, telegraph or facsimile transmission shall, if sent on a business day and the machine on which it is sent receives the answerback code of the party to whom it is sent before 5:00 p.m., be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first business day following the day on which it is sent.

(c)

The Company shall be entitled to and shall act on any Communication given or agreement entered into by or on behalf of the Underwriters by "[__________]". which hereby represents and warrants that it has irrevocable authority to bind the Underwriters, except in respect of any consent to a settlement of any claim, action, suit or proceeding referred to in paragraph 13, which consent shall be given by the Indemnified Party, a notice of termination pursuant to paragraph 11, 12 and 17 which notice may be given by any of the Underwriters, or any waiver or extension pursuant to paragraph 12, which waiver or extension must be signed by all of the Underwriters. "[__________]"shall consult fully with the other Underwriters concerning any matter in respect of which it acts as representative of the Underwriters.

If the foregoing is in accordance with your understanding and is agreed to by you, please signify your acceptance on the accompanying counterparts of this letter, return the same to us whereupon this letter as so accepted shall constitute an agreement between us in accordance with the foregoing.

"[__________]" per "Robert J. Ellis" Robert J. Ellis Director, Investment Banking	"[__________]" per "Daniel J. McCarthy" Daniel J. McCarthy Managing Director
"[__________]" per "Andrew Muirhead" Andrew Muirhead Vice President and Director, Investment Banking
"[__________]" per "Jason Robertson" Jason Robertson Director, Investment Banking

The foregoing offer is accepted and agreed to as of the date first above written.

MDC PARTNERS INC.

per	"Steven Berns"
Steven Berns

Vice Chairman and Executive Vice

President

SCHEDULE A

TO

UNDERWRITING AGREEMENT

Term Sheet

MDC Partners Inc.

5-year Convertible Unsecured Subordinated Debentures	June 8, 2005

Issuer:	MDC Partners Inc. ("MDC" or the "Company").
Offering:	Convertible Unsecured Subordinated Debentures (the "Convertible Debentures")
Amount:	C$40,000,000
Price:	C$1,000 per Convertible Debenture.
Underwriters Option:

The Company has agreed to grant the Underwriters an option to purchase up to an additional C$10,000,000 of Convertible Debentures on the same terms and conditions herein, to be exercisable at the discretion of the Underwriters at any time up to 24 hours prior to Closing of this offering.

Issue Type:

Bought underwritten public issue, eligible for sale in all provinces of Canada, with the exception of Quebec, pursuant to a short form prospectus, to eligible investors in the United States pursuant to the registration exemptions provided by Rule 144A of the Securities Act of 1933 and internationally as permitted.

The Convertible Debentures will be freely tradeable on the Toronto Stock Exchange without any requirement by a holder of such securities to certify to the Company and its transfer agent that a transfer is being made in compliance with the Securities Act of 1933. The Common Shares issued upon conversion will be freely tradeable on the Toronto Stock Exchange provided that such holder certifies (during the two year restricted period beginning on the date of issuance of the Convertible Debentures) to the Company and its transfer agent that the transfer is being made in compliance with the Securities Act of 1933, and will be listed under a different ticker symbol and CUSIP, which may limit holders liquidity.

Registration Rights:

A resale registration statement will be filed with the SEC by September 30, 2005 to permit the unrestricted resale of the Convertible Debentures and the underlying Common Shares by all selling securityholders of the Company that (a) have delivered a completed selling securityholder questionnaire to the Company and (b) are named as selling securityholders in such registration statement. In the event that a resale shelf registration statement is not effective by December 31, 2005, the coupon will increase by 0.50% for the first six month period, and, if the resale shelf registration statement is not effective by June 30, 2006, the coupon will increase by an additional 0.50%. The coupon will be reset to 8.00% per annum at the earlier of (x) the end of the six month period in which the resale shelf registration statement is declared effective, or (y) June 30, 2007.

Maturity:	June 30, 2010 ("Maturity Date").
Use of Proceeds:	The net proceeds to the Company of the offering will be used to reduce outstanding indebtedness.
Coupon:

8.00% per annum, payable in cash semi-annually in arrears on June 30th and December 31st of each year, commencing December 31, 2005. The Company may elect to pay the interest amount by delivering Class A Subordinate Voting Shares (the "Common Shares") to the indenture trustee (the "Trustee"), which would then be obligated to sell the Common Shares and use the proceeds to satisfy in full the interest obligation to the holders of the Convertible Debentures in cash. However, the Company is not relieved from ensuring that there is adequate cash to pay the interest due on a timely basis.

Certificates/CUSIP:

The Convertible Debentures will be held in global certificated form and will be held by a depositary for a book-entry clearance facility. The Convertible Debentures will be identified by a separate restricted CUSIP.

Conversion:

Each C$1,000 principal amount of Convertible Debenture will be convertible at any time prior to the Maturity Date (or after if the Convertible Debentures are not repaid on that date) or the date fixed for redemption, at the option of the holder, into 71.4286 Common Shares (based on a C$11.20 price on the TSX, the "Conversion Rate"), representing a conversion price of C$14.00 per Common Share (the "Conversion Price"). Holders who exercise conversion rights will be entitled to receive accrued interest up to the date of conversion.

The Conversion Rate may be adjusted upon the occurrence of certain events, including for any cash dividend paid on the Common Shares of the Company.

Redemption:

The Convertible Debentures will not be redeemable by the Company at any time prior to June 30, 2008.

From July 1, 2008, to June 30, 2009, the Convertible Debentures will be redeemable by the Company at par plus accrued and unpaid interest, provided that the volume weighted average trading price of the Common Shares on the Toronto Stock Exchange for at least 20 trading days in any consecutive 30-day period ending on the fifth trading day prior to the date on which the notice of redemption is given exceeds 125% of the Conversion Price. From July 1, 2009, until maturity the Convertible Debentures will be redeemable at par plus accrued and unpaid interest.

In each case, the Company is required to provide not more than 60 days and not less than 30 days prior notice of the redemption date.

Principal Payment:

Cash payment in an amount equal to the principal amount of the outstanding Convertible Debentures together with accrued and unpaid interest.

At the option of the Company on not more than 60 days and not less than 30 days prior notice, the Company may satisfy the obligation to pay the principal amount of the Convertible Debentures on maturity, redemption or repurchase pursuant to a change of control offer (as described below under "Change of Control") by the issue and delivery of that number of freely tradeable Common Shares obtained by dividing the principal amount of the Convertible Debentures by 95% of the Current Market Price of the Common Shares on the maturity, redemption or repurchase date other than in circumstances where an event of default has occurred.

Current Market Price:

Equal to the volume weighted average trading price of the Common Shares on the Toronto Stock Exchange for the 20 consecutive trading days ending five trading days preceding the maturity, redemption or repurchase date, as the case may be.

Change of Control:

In the event that a Change of Control (to be defined in the Trust Indenture) occurs prior to June 30, 2008, the Company shall be required to make an offer to purchase for all of the outstanding Convertible Debentures at par plus an amount equal to the interest payments not yet received calculated from the date of Change of Control to June 30, 2008, discounted at the Government of Canada Yield. For these purposes, the Government of Canada Yield on any date shall mean the average of the yields determined by two registered Canadian investment dealers, selected by the Company, as being the yield to maturity on such date compounded semi-annually and calculated in accordance with generally accepted financial practice, which a non-callable Government of Canada Bond would carry if issued in Canadian dollars in Canada at 100% of its principal amount on such date with a maturity date of June 30, 2008. After June 30, 2008, the offer shall be at par plus accrued and unpaid interest.

Rank:

The Convertible Debentures will be direct unsecured obligations of the Company ranking subordinate to all liabilities except liabilities, which by their terms rank in rights of payment equally with or subordinate to the Convertible Debentures. The Convertible Debentures will rank pari passu with all subordinated debentures issued by the Company from time to time.

Purchase for Cancellation:

The Company may elect from time to time to purchase Convertible Debentures for cancellation in the market or by tender or private contract at any time subject to regulatory requirements. However, if an Event of Default has occurred the Company will not have the right to purchase the Debentures by private contract.

Eligibility:	Eligible under the usual statutes as well as for RRSPs, RRIFs, RESPs, and DPSPs and will not be foreign property for such plans and funds.
Listing:

The Convertible Debentures and the Common Shares issued upon conversion will be listed on the Toronto Stock Exchange. The Convertible Debentures and the Common Shares issued upon conversion will contain a modified form of the s. 607.1 Toronto Stock Exchange restricted legend, if necessary, to permit trades to occur on the Toronto Stock Exchange of the Convertible Debentures and the Common Shares issued upon conversion without the requirement that any restricted legend be removed prior to such trade.

Co-Leads:	"[__________]" and "[__________]"
Conditions:	This offer is subject to the standard terms and conditions of an underwriting of this type.
Closing:	On or about June 28, 2005.
Commission:	3.0%, payable upon Closing.

SCHEDULE B

TO

UNDERWRITING AGREEMENT

U.S. Selling Restrictions

As used in this Schedule B, the following terms have the following meanings:

"Directed Selling Efforts" means directed selling efforts as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities and shall include, without limitation, the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of any of the Securities;

"General Solicitation" and "General Advertising" means "general solicitation" and "general advertising", respectively, as used in Rule 502(c) of Regulation D, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

"Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A;

"Regulation D" means Regulation D adopted by the SEC under the Securities Act;

"Regulation S" means Regulation S adopted by the SEC under the Securities Act;

"Rule 144A" means Rule 144A adopted by the SEC under the Securities Act;

"SEC" means the United States Securities and Exchange Commission;

"Securities" means the Convertible Debentures and the Common Shares issuable upon conversion redemption, repurchase or maturity thereof;

"Securities Act" means the United States Securities Act of 1933, as amended;

"Selling Dealer Group" means the dealers and brokers other than the Underwriters who participate in the offer and sale of the Securities pursuant to this agreement;

"United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia; and

"U.S. Person" has the meaning set forth in Regulation S.

1.	Each Underwriter represents and warrants to the Company that:

(a)

It acknowledges that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States except pursuant to the exemption from the registration requirements of the Securities Act provided by Rule 144A. It has not offered or sold, and will not offer or sell, any of the Securities constituting part of its allotment except in accordance with Regulation S or Rule 144A;

(b)

It has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities, except with its affiliates, any Selling Dealer Group members or with the prior written consent of the Company; and

(c)

It shall require each Selling Dealer Group member to agree, for the benefit of the Company, to comply with, and shall use its best efforts to ensure that each Selling Dealer Group member complies with, the applicable provisions of this Schedule B as if such provisions applied to such Selling Dealer Group member.

2.	Each Underwriter covenants to and agrees with the Company that:
(a)

All offers and sales of the Securities in the United States will be effected through one or more United States affiliates of an Underwriter (each, a "U.S. Placement Agent") in accordance with all applicable U.S. broker-dealer requirements;

(b)

Each U.S. Placement Agent is a Qualified Institutional Buyer, is a duly registered broker-dealer with the SEC, and is a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date such representation is made;

(c)

It will not, either directly or through a U.S. Placement Agent, solicit offers for, or offer to sell, the Securities in the United States by means of any form of General Solicitation or General Advertising and neither it nor its affiliate(s), nor any persons acting on its or their behalf have engaged or will engage in any Directed Selling Efforts with respect to the Securities;

(d)

It will solicit, and will cause each U.S. Placement Agent to solicit, offers for the Securities in the United States only from, and will offer the Securities only to, persons it reasonably believes to be Qualified Institutional Buyers in accordance with Rule 144A. It also agrees that it will solicit offers for the Securities only from, and will offer the Securities only to, persons that in purchasing such Securities will be deemed to have represented and agreed as provided in paragraphs 3(a) through (m) below (to the extent such representations are applicable to the purchaser concerned);

(e)

It will inform, and cause each U.S. Placement Agent to inform, all purchasers of the Securities in the United States that the Securities have not been and will not be registered under the Securities Act and are being sold to them without registration under the Securities Act in reliance upon Rule 144A;

(f)

It will deliver, through a U.S. Placement Agent, a copy of the Canadian Preliminary Short Form Prospectus and Final Short Form Prospectus, together with a U.S. covering memorandum for the U.S. offering (the "U.S. Private Placement Memorandum") to each person in the United States purchasing Securities from it (all such documents collectively, the "Offering Documents");

	(g)	It shall cause each U.S. Placement Agent to agree, for the benefit of the Company, to the same provisions as are contained in paragraphs 1 and 2 of this Schedule B;
	(h)	At least one business day prior to closing, it shall cause each U.S. Placement Agent to provide the transfer agent with a list of all purchasers of the Securities in the United States; and
(i)

If it or its United States affiliates have offered or sold Securities in the United States, at closing it, together with each such U.S. Placement Agent, will provide a certificate, substantially in the form of Exhibit 1 to this Schedule B.

3.

It is understood and agreed by the Underwriters that the Securities may be offered and resold by the Underwriters and members of the Selling Dealer Group in the United States pursuant to the provisions of Rule 144A to persons who are, or are reasonably believed by them to be, Qualified Institutional Buyers in transactions meeting the requirements of Rule 144A and in compliance with any applicable state securities laws of the United States, provided that prior to any such sale each purchaser shall have been provided with the Offering Documents and by purchasing Securities, each purchaser shall be deemed to have acknowledged, represented to and agreed for the benefit of the Company, the Underwriters and the their U.S. affiliate broker-dealers ("U.S. Underwriter Affiliates") as follows:

(a)

it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of the Convertible Debentures to it is being made in reliance on Rule 144A and (C) is acquiring such Convertible Debentures for its own account or for the account of a Qualified Institutional Buyer with respect to which it exercises sole investment discretion;

(b)

It acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within Canada, the United States or to, or for the account or benefit of, U.S. Persons except as set forth below.

	(c)	It will not, directly or indirectly, engage in any hedging transaction with regard to the Securities except as permitted by the Securities Act.
(d)

It will not resell or otherwise transfer any of its Securities within the later of (i) two years after the original issuance of the Convertible Debentures or (ii) three months after it ceases to be an affiliate (within the meaning of Rule 144 adopted under the Securities Act) of the Company, except:

(i) to the Company or any subsidiary thereof;

(ii)	to Canadians and other non-U.S. purchasers on the TSX or elsewhere outside the United States in compliance with Rules 903, 904 and 905 of Regulation S;
(iii)	to a Qualified Institutional Buyer in compliance with Rule 144A under the Securities Act (if available);
(iv)

pursuant to the exemption from registration provided by Rule 144 adopted under the Securities Act (if available) or another available exemption under the Securities Act (based upon an opinion of U.S. counsel acceptable to the Company); or

(v)	pursuant to an effective registration statement under the Securities Act.

In addition, with respect to any transfer (including any transfer on the TSX by Canadians) of Securities within two years after the original issuance of the Convertible Debentures or if it was an "affiliate" (within the meaning of Rule 144 under the Securities Act) of the Company during the three months preceding the date of such transfer, it will deliver to the Company and the Trustee or transfer agent, as applicable, such certificates and other information satisfactory to them as they may require to confirm that the transfer by it complies with the foregoing restrictions. It will, and each subsequent holder is required to, notify any purchaser of its Securities from it of the above resale restrictions.

(e)

It understands that all Convertible Debentures (including all Convertible Debentures issued to Canadians and other non-U.S. purchasers) will bear a legend substantially to the following effect, unless otherwise agreed by us and the holder thereof:

"This Security (or its predecessor) has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States, and accordingly, neither this Security nor any interest or participation herein may be offered, sold, assigned, pledged, encumbered or otherwise transferred or disposed of in the absence of such registration within the United States or to, or for the account or benefit of, U.S. Persons except as set forth in the next sentence. By its acquisition hereof or of a beneficial interest herein, the holder (1) acknowledges that this Security is a "restricted security" that has not been registered under the Securities Act and agrees for the benefit of the Company that this Security may be offered, sold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws of the state of the United States governing the offer and sale of the Security; (2) represents that it is (a) not a U.S. Person and is acquiring this Security in an offshore transaction in compliance with Regulation S under the Securities Act or (b) a qualified institutional buyer ("Qualified Institutional Buyer") (as defined in Rule 144A under the Securities Act); (3) agrees that it will not within two years after the original issuance of this Security resell or otherwise transfer this Security except (a) to the Company or any subsidiary thereof, (b) to persons other than U.S. Persons outside the United States (including on the Toronto Stock Exchange) in compliance with Rules 903, 904 and 905 of Regulation S, (c) to a Qualified Institutional Buyer in compliance with Rule 144A under the Securities Act (if available), (d) pursuant to the exemption from registration provided by Rule 144 adopted under the Securities Act (if available) or another available exemption under the Securities Act (and based upon an opinion of U.S. counsel acceptable to the Company), or (e) pursuant to an effective registration statement under the Securities Act, in each case subject to the Company's and the Debenture Trustee 's right prior to any such offer, sale or transfer to require the certification and/or other information satisfactory to each of them to the extent specified in the instrument governing this Security; and (4) agrees that it will, prior to any transfer of this Security within two years after the original issuance of this Security, deliver to the Debenture Trustee and the Company such certifications, legal opinions or other information as may be required pursuant to the indenture to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. As used herein, the terms "offshore transaction," "United States" and "U.S. Person" have the meanings given to them by Regulation S under the Securities Act. In any case the holder hereof agrees and acknowledges that it shall not, directly or indirectly, engage in any hedging transaction with regard to this Security except as permitted by the Securities Act."

(f)

It understands that all of the Underlying Shares (including any Underlying Shares issued to Canadians and other non-U.S. purchasers) are expected to be issued in physical, certificated form and will bear a legend substantially to the following effect, unless otherwise agreed by the Company and the holder thereof:

"This Security (or its predecessor) has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States, and accordingly, neither this Security nor any interest or participation herein may be offered, sold, assigned, pledged, encumbered or otherwise transferred or disposed of in the absence of such registration within the United States or to, or for the account or benefit of, U.S. Persons except as set forth in the next sentence. By its acquisition hereof or of a beneficial interest herein, the holder (1) acknowledges that this Security is a "restricted security" that has not been registered under the Securities Act and agrees for the benefit of the Company that this Security may be offered, sold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws of the state of the United States governing the offer and sale of the Security; (2) represents that it is (a) not a U.S. Person and is acquiring this Security in an offshore transaction in compliance with Regulation S under the Securities Act or (b) a qualified institutional buyer ("Qualified Institutional Buyer") (as defined in Rule 144A under the Securities Act); (3) agrees that it will not within two years after the original issuance of the Convertible Debenture from which this Security was issued, upon conversion, redemption, repurchase or maturity, resell or otherwise transfer this Security except (a) to the Company or any subsidiary thereof, (b) to persons other than U.S. Persons outside the United States (including on the Toronto Stock Exchange) in compliance with Rules 903, 904 and 905 of Regulation S, (c) to a Qualified Institutional Buyer in compliance with Rule 144A under the Securities Act (if available), (d) pursuant to the exemption from registration provided by Rule 144 adopted under the Securities Act (if available) or another available exemption under the Securities Act (and based upon an opinion of U.S. counsel acceptable to the Company), or (e) pursuant to an effective registration statement under the Securities Act, in each case subject to the Company's and the transfer agent's right prior to any such offer, sale or transfer to require the certification and/or other information satisfactory to each of them to the extent specified in the instrument governing this Security; and (4) agrees that it will, prior to any transfer of this Security within two years after the original issuance of the Convertible Debenture from which this Security was issued, upon conversion, redemption, repurchase or maturity, deliver to the transfer agent and the Company such certifications, legal opinions or other information as may be required pursuant to the indenture to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. As used herein, the terms "offshore transaction," "United States" and "U.S. Person" have the meanings given to them by Regulation S under the Securities Act. In any case the holder hereof agrees and acknowledges that it shall not, directly or indirectly, engage in any hedging transaction with regard to this Security except as permitted by the Securities Act."
(g)

It acknowledges that neither the Company nor the Trustee nor the transfer agent, as the case may be, will be required to accept for registration of transfer (including any transfer on the TSX) any Securities acquired by it, except upon presentation of evidence satisfactory to the Company and the Trustee that the restrictions set forth herein have been complied with.

(h)

It (i) is able to fend for itself in the transactions contemplated by this U.S. Placement Memorandum; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(i)

If it receives any Underlying Shares, or any Convertible Debentures in definitive certificated form, it acknowledges that prior to the expiration of the two-year distribution compliance period, any resale, pledge or other transfer of such Underlying Shares made in reliance upon Regulation S will require the transferee to provide a written certification and agreement as to compliance with the transfer restrictions referred to above, a form of which it can obtain from the transfer agent.

(j)

It acknowledges that neither the Company nor the Underwriters nor the U.S. Underwriter Affiliates nor any person representing any of them have made any representation to it with respect to us or the offering and sale of Convertible Debentures other than the information contained or incorporated by reference in this U.S. Placement Memorandum. It also acknowledges that it has received a copy of the U.S. Placement Memorandum relating to the offering of Convertible Debentures and acknowledges that it has had access to such financial and other information, including that incorporated by reference in this U.S. Placement Memorandum, and has been offered the opportunity to ask the Company questions and received answers thereto, as it deemed necessary in connection with the decision to purchase the Convertible Debentures. It is relying only on the information contained or incorporated by reference in this U.S. Placement Memorandum in making its investment decision with respect to the Securities.
(k)

It acknowledges that the Company, the Underwriters, the U.S. Underwriter Affiliates and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations or agreements deemed to have been made by its purchase of Securities are no longer accurate, it shall promptly notify the Company and the Underwriters. If it is acquiring Securities upon conversion, redemption, repurchase or maturity thereof as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each account.

	(l)	It is authorized to consummate the purchase of the Convertible Debentures.
(m)

It acknowledges that it has not purchased the Securities as a result of any General Solicitation or General Advertising, including advertisings, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4.

The Underwriters have not entered, and will not enter, into any contractual arrangement without the prior written consent of the Company with respect to the distribution of the Securities except (a) with their affiliates, (b) with members of the Selling Dealer Group in accordance with paragraph 1(c) of this Schedule B, or (c) otherwise with the prior written consent of the Company.

5.	The Company represents, warrants, covenants and agrees to and with the Underwriters that:
	(a)	it is not required to register as an "investment company" pursuant to the provisions of the United States Investment Company Act of 1940;
(b)

at the date hereof, the Convertible Debentures are not (A) part of a class listed on a national securities exchange in the United States, (B) quoted in an automated inter-dealer system in the United States, or (C) convertible or exchangeable at an effective conversion premium (calculated as specified in paragraph (a)(6) of Rule 144A under the Securities Act) of less than ten percent for securities so listed or quoted;

(c)

for so long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, it shall either: (A) furnish to the SEC all information required to be furnished in accordance with Rule 12g3-2(b) under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"); (B) file reports and other information with the SEC under Section 13 or 15(d) of the Exchange Act; or (C) provide to any holder of Securities and any prospective purchaser of Securities designated by such holder, upon the request of such holder, the information required to be provided by paragraph (d)(4) of Rule 144A;

(d)	no qualification of the Trust Indenture is required under the U.S. Trust Indenture Act of 1939, as amended;
(e)	none of it, its affiliates or any person acting on its or their behalf has offered or will offer to sell the Securities by means of any form of General Solicitation or General Advertising; and
(f)	none of it, its affiliates or any person acting on its or their behalf has engaged or will engage in any Directed Selling Efforts with respect to the Securities.

EXHIBIT 1 TO SCHEDULE B

Underwriters' Certificate

In connection with the offer and sale of Convertible Debentures (the "Securities") of MDC Partners Inc. ("the Corporation") to one or more U.S. institutional investors, the undersigned "[__________]", on behalf of the several underwriters (the "Underwriters") referred to in the Underwriting Agreement dated as of June 10, 2005 among the Corporation and the Underwriters (the "Underwriting Agreement"), and"[__________]", who has signed below in its capacity as placement agent in the United States for the Underwriters (the "U.S. Placement Agent"), do hereby certify that:

(a)               the U.S. Placement Agent is a duly registered broker-dealer with the SEC, and is a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date hereof, and all offers and sales of Securities in the United States have been and will be effected by the U.S. Placement Agent in accordance with all U.S. broker-dealer requirements;

(b)               they have not solicited offers for, or offers to sell, the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the United States Securities Act of 1933, as amended (the "Securities Act"));

(c)               each offeree was provided with the Canadian Preliminary Short Form Prospectus and Final Short Form Prospectus, together with a U.S. covering memorandum relating to the offering of the Securities in the United States (together, the "Offering Documents"), and we have not used and will not use any written material other than the Offering Documents;

(d)               immediately prior to transmitting the Offering Documents to offerees, we had reasonable grounds to believe and did believe that each offeree was a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "Qualified Institutional Buyer"), and, on the date hereof, we continue to believe than each purchaser of the Securities is a Qualified Institutional Buyer; and

(e)               the offering of the Securities in the United States has been conducted by us in accordance with the Underwriting Agreement.

Dated: "[__________]"	"[__________]"
By: Name: Title:	By: Name: Title: